Exhibit 99.1

PRESS RELEASE

Merchants Bancorp Announces Stock Repurchase Program

CARMEL, Ind. (December 19, 2019) – Merchants Bancorp (“Merchants”)(NASDAQ:MBIN), the parent company of Merchants Bank of Indiana, today announced that its board of directors has approved a stock repurchase program of up to $30 million of common stock, expiring Dec. 31, 2021.

"This repurchase program demonstrates the Board's confidence in our business model, strong financial performance, and commitment to delivering value to our shareholders," said Michael F. Petrie, Chairman and CEO of Merchants. "The program reflects our dedication to long-term growth, while maintaining strong capital levels – keeping us on the path to success.”

The stock repurchase program permits Merchants to acquire shares of its common stock from time to time in the open market or otherwise at such prices, quantities, and terms as management deems appropriate and in the best interest of Merchants and its shareholders. The repurchase program does not obligate Merchants to repurchase shares of its common stock and may be modified, suspended, or discontinued at any time at the discretion of the Board.

Repurchases are subject to compliance with applicable laws and regulations. Repurchases will depend upon a variety of factors, including general market and economic conditions as well as the financial and regulatory condition of Merchants.

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ABOUT MERCHANTS BANCORP

Merchants Bancorp is a diversified bank holding company headquartered in Carmel, Indiana operating multiple lines of business, including Federal Housing Administration (“FHA”) multi-family housing and healthcare facility financing and servicing; mortgage warehouse financing; retail and correspondent residential mortgage banking; agricultural lending; and traditional community banking.  Merchants Bancorp, with $6.3 billion in assets and $5.5 billion in deposits as of September 30, 2019, conducts its business through its direct and indirect subsidiaries, Merchants Bank of Indiana, Merchants Capital Corp., Farmers-Merchants Bank of Illinois, Merchants Capital Servicing, LLC, and Merchants Mortgage, a division of Merchants Bank of Indiana. For more information and financial data, please visit Merchants’ Investor Relations page at investors.merchantsbankofindiana.com.

MEDIA CONTACT: Rebecca Marsh, 317-805-4356, rmarsh@merchantsbankofindiana.com

INVESTOR CONTACT: Tami Durle, 317-324-4556, tdurle@merchantsbankofindiana.com

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements which reflect current views of Merchants Bancorp and its subsidiary, Merchants Bank of Indiana, with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause our actual results to differ materially from those indicated in these forward-looking statements, including those factors identified in “Risk Factors” or “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Merchants Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its subsequent filings with the Securities and Exchange Commission. Any forward-looking statements presented herein are made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.